February 12, 2016
TOUCHSTONE FUNDS GROUP TRUST

Touchstone Global Real Estate Fund

Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information dated January 30, 2016

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust held on February 11, 2016, the Board approved a plan to close and liquidate the Touchstone Global Real Estate Fund (the “Fund”). The Fund is expected to be closed and liquidated on or about March 30, 2016 (the “Liquidation Date”). In making their decision, the Board carefully considered the recommendation by the Fund’s investment advisor, Touchstone Advisors, Inc. ("Touchstone"), to close and liquidate the Fund due to factors including the Fund's small size and limited growth potential.

To safeguard shareholder interests during the liquidation period, Touchstone also proposed and the Board approved Russell Implementation Services, Inc. (“Russell”) to serve as interim sub-advisor to the Fund from February 13, 2016 through the Liquidation Date.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this period.

As of February 13, 2016, all references to Forum Securities Limited in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are deleted and replaced with Russell. Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund from February 13, 2016 until the Liquidation Date. Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,300 transition events in the last three calendar years. As of December 2015, Russell was managing 17 mandates with $1.7 billion in assets across a broad range of asset classes.

Accordingly, the Fund will be closed to new and subsequent investments effective as of the close of business on February 17, 2016, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements or the Liquidation Date, whichever is sooner.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Fund or exchange their shares of the Fund for shares in other Touchstone Funds, subject to minimum investment account requirements and other restrictions on exchanges as described in the applicable Touchstone Fund’s prospectus.

If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

If you hold Fund shares in a Touchstone IRA or Coverdell ESA and we do not receive instructions on the disposition of your shares by the Liquidation Date, your IRA or Coverdell ESA will be exchanged into shares of the Touchstone Ultra Short Duration Fixed Income Fund.

As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this Supplement and the Liquidation Date.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, Rhode Island 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TGAAX-S2-1601